Debt and Other Obligations	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Debt and Other Obligations
Debt and Other Obligations
The company had the following debt arrangements in place as of December 31, 2018 and 2017:

	December 31
	2018	2017
	(In thousands)
Current
Term loan	$8,149	$7,479
Deferred debt issuance costs - term loan(1)	(1,472)	(1,475)
Other short-term debt and obligations	34,343	18
Current portion of long term debt and other financial liabilities	41,020	6,022
Non-current
Term loan	650,014	676,755
Deferred debt issuance costs - term loan(1)	(6,266)	(8,105)
Other long-term debt and obligations	—	12,494
Long-term debt, net	643,748	681,144
Total	$684,768	$687,166

(1) According to ASU 2015-03, adopted on January 1, 2016, the Company presents debt issuance costs related to a recognized liability as a direct deduction from the carrying amount of that liability.

(a)    Term Loan
On July 25, 2014, Orion entered into a refinancing of its indebtedness. Orion entered into its current USD-equivalent $895m credit facility term loan (term loan liability denominated in USD: $358m, term loan liability denominated in EUR: €399m) with an original maturity date of July 25, 2021 (the “Term Loans”). Interest was calculated based on 3-M-EURIBOR (for EUR denominated loan), or 3-M-USD-LIBOR (for USD denominated loan) plus a 3.75%-4.00% margin (depending on leverage ratio). For both EURIBOR and USD-LIBOR a floor of 1.0% applied. At least 1% of the principal amount is required to be repaid per annum; Orion may make additional voluntary repayments. On December 30, 2015, a voluntary repayment of €25.0 million and $27.0 million was made. Further debt repayments of €20.0 million and $22.0 million were made on January 29, 2016 and July 15, 2016 as well as €11.0 million and $9.0 million were made on January 23, 2017.
On May 8, 2018 Orion signed an amendment to the credit agreement to reprice its EUR- and USD-denominated outstanding term loans. The repricing on the US dollar tranche reflects a 50 basis point reduction on margin from 2.50% to 2.00%, whereas on the euro tranche there is a 25 basis point point reduction on margin from 2.50% to 2.25%. This repricing has reduced Orion's annual interest payments by approximately $2.4 million. Other provisions of the credit agreement remained unchanged. In conjunction with the amendment of the credit agreement. On May 11, 2018 Orion entered into a $235,000k cross currency swap to virtually convert its US dollar liabilities into EUR as part of a new hedging approach. This swap transaction impacts both principal and interest payments associated with debt service and will result in a further annual interest payments savings of approximately $4.7 million over and above the interest savings achieved by the amendment itself. The swap became effective on May 15, 2018 and will expire on July 25, 2024, in line with maturity of the term loan.
Transaction costs incurred directly in connection with the incurrence of the Euro and U.S. Dollar denominated term loans, thereby reducing their carrying amount, are amortized as finance costs over the term of the loans. Transaction costs incurred in connection with the modifications of the term loan in 2016, 2017 and 2018 were directly expensed as incurred as the modified terms were not substantially different. In connection with the repricing described above further transaction costs of $741k in 2018 and $3,455k equivalent in 2017 and $2,096k equivalent in 2016 were incurred and directly expensed. In 2018, an amount of $1,441k equivalent related to capitalized transaction costs was amortized and recognized as finance costs in this regard (prior year: $3,052k equivalent). In addition in prior year 2017 an amount of $414k was directly expensed as finance costs due to the voluntary redemption (current year $0).
On September 30, 2016 the Company signed an amendment to the credit agreement, dated as of July 25, to reprice its EUR- and USD- denominated outstanding term loans. The repricing resulted in a 100 basis point reduction to interest, from the previous annual interest rate of 4.75% (3.75% margin plus floor of 1.00%) to an annual interest rate of 3.75% (3.00% margin plus floor of 0.75%). Other provisions of this credit agreement remained unchanged.
On May 5, 2017, the Company signed another amendment to the credit agreement, dated as of July 25, 2014 to reprice its EUR- and USD- denominated outstanding term loans. The repricing resulted in a 100 basis point reduction to interest for the EUR denominated loan, from the previous annual interest rate of currently 3.75% (3.00% margin plus 3-M-EURIBOR (minimum floor of 0.75%) to an annual interest rate of currently 2.75% (2.75% margin plus 3-M-EURIBOR (minimum floor of 0.00%)), and in a 50 basis points reduction to interest for the USD denominated loan, from the previous annual interest rate of 3.00% margin plus 3-M-USD-LIBOR (minimum floor of 0.75%)) to an annual interest rate of 2.50% margin plus 3-M-USD-LIBOR (minimum floor of 0.00%). Other provisions of this credit agreement remained unchanged.
On November 7, 2017, the company signed an additional amendment to the credit agreement, dated as of July 25, 2014 to reprice its EUR denominated outstanding term loan, and to extend the term of the Term Loans. The repricing resulted in a 25 basis points reduction to interest for the EUR denominated loan, from the previous annual interest rate of currently 2.75% margin plus 3-M-EURIBOR (minimum floor of 0.00%) to an annual interest rate of currently 2.50% margin plus 3-M-EURIBOR (minimum floor of 0.00%). The term extension resulted in a new maturity date of July 25, 2024 (previously July 25, 2021). Other provisions of this credit agreement remained unchanged. This modification resulted in all third party costs to be directly expensed as incurred.
A portion of the USD-denominated term loan was designated as a hedge of the net investment in a foreign operation to reduce the Company's foreign currency exposure. Since January 1, 2015 the Company had designated $180 million of the total USD-denominated term loan held by a Germany based subsidiary as the hedging instrument to hedge the change in net assets of a US subsidiary, which is held by a Germany based subsidiary, to manage foreign currency risk. Due to the new hedging approach and the new cross currency swap as described above, hedge accounting for the net investment hedge was discontinued on May 15, 2018. An unrealized loss of $2.2 million remains within other comprehensive income until it is recycled through profit and loss upon divestment of the hedged item.
The carrying value as at December 31, 2018 includes the nominal amount of the Term Loans plus accrued unpaid interest less deferred debt issuance costs - term loan of $7,738k (December 31, 2017: $9,580k).
(b)    Revolving credit facility
To generally safeguard the Company’s liquidity, the Company has entered into a revolving credit facility (“RCF”).
As part of the refinancing, on July 25, 2014 the then-existing revolving facility was replaced by a €115m multicurrency revolving credit facility with an original maturity date July 25, 2019. Interest is calculated based on EURIBOR (for EUR drawings), and USD-LIBOR (for USD drawings) plus 2.5%-3.0% margin (depending on leverage ratio). The RCF has not been drawn on the respective reporting dates. Transaction costs in the amount of $3,341k originally incurred in connection with the RCF are also recorded as deferred expenses and are amortized as finance costs on a straight-line basis over the term of the facility (until July 25, 2019).
The amendment to the Credit Agreement entered into on May 5, 2017 (i) reduces the commitment fee paid on the unused commitments from 40% of the Applicable Rate (as defined in the Credit Agreement) to 35% of the Applicable Rate, (ii) extends the maturity date for the revolving credit facility to April 25, 2021 and (iii) increases the aggregate amount of revolving credit commitments to €175 million. All other terms of the Credit Agreement remained unchanged.
Additional Transaction costs in conjunction with the RCF in the amount of $2,313k incurred in connection with the Amendment to the Credit Agreement are also recorded as deferred expenses and are amortized as finance costs on a straight-line basis over the term of the facility (until April 25, 2021).
During 2018, transaction costs of $779k were amortized (prior year: $705k). Unamortized transaction costs that were incurred in conjunction with the RCF in July 2014 and the Amendment on May 30, 2017, amount to $2,394k as at December 31, 2018 and $3,299k as at December 31, 2017.
(c)    Local bank loans
On August 10, 2017, OEC Co. Ltd. in Korea has closed a term loan facility with Hana Bank with an amount of KRW 24 billion (about $21 million ) and a term of three years to finance the consolidation of our two plants in Korea. The loan is collateralized by real estate and machinery of our plant in Bupyong. As of December 31, 2017 the loan was drawn with an amount of $12,512k.
On May 11, 2018 the local South Korean entity fully repaid the local term loan facility with KEB Hana Bank in the amount of KRW 13.3 billion (equivalent to $12.3 million), using proceeds from the South Korean land sale. As of December 31, 2018 the balance is $0 (prior year: $12,512k).
Future Years Payment Schedule

The following table shows the residual terms of our Term Loan and its impact on our cash flows based on the agreed maturity date, the repayment schedule, and the total interest amounts. Implied three months EUR forward interest rates and implied USD forward interest rates as applicable on December 31, 2018 were used to calculate the repayment amounts.

	Interest	Scheduled Repayment	Total
	(In millions)
2019	$21.9	$8.1	$30.0
2020	20.9	8.1	29.0
2021	20.5	8.1	28.6
2022	21.4	8.1	29.5
2023	22.5	8.1	30.6
2024	13.2	617.7	630.9
Total	$120.4	$658.2	$778.6